                                                                   EXHIBIT 10.12

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

--------------------------------------------------------------------------------
ATTACHMENT TO NETWORK SERVICES AGREEMENT         MSP-DIAL IMPLEMENTATION PROGRAM
--------------------------------------------------------------------------------

In addition to the terms and conditions contained in the Network Services Agreement, Customer and CompuServe further agrees:

Customer agrees to execute a Network Services Agreement with an initial Extended Term Plan of three (3) year(s). CompuServe agrees to provide Customer with the Implementation Program contained in this Attachment.

1.    IMPLEMENTATION PROGRAM

      To assist Customer in gaining experience with, and user acceptance of, the Network Services provided hereunder, CompuServe agrees to provide an Implementation Program during which:

            1. The Implementation Program will commence on the first day following provision by CompuServe to Customer of the network necessary for the Customer's use of CompuServe's MSP-Dial service and conclude at the end of twelve (12) full month(s) thereafter. The Three (3) year initial term shall commence on the first day of the month following completion of the Implementation Program. Customer shall have the option to terminate this Attachment and the related Agreement, to be effective at the end of the Implementation program, upon written notice to CompuServe at least ten (10) days prior to the end of the Implementation Program.

            2. During the Implementation Program, Customer shall be billed [*] per hour for 300bps up to 57.kbps, where available, asynchronous dial connections through a MSP-Dial network address; Customer shall also be billed the following surcharges:

      FOR ACCESS THAT ORIGINATES FROM:                               SURCHARGE
                                                                     PER HOUR
      -------------------------------                                ---------
      CompuServe Points of presence located in Europe                   [*]
      CompuServe Points of presence located in Mexico                   [*]
      CompuServe Points of presence located in Australia &
         New Zealand                                                    [*]
      CompuServe Points of presence located in Japan                    [*]
      1-800 Points of Presence located in the United States             [*]
      1-800 Points of Presence located in Canada                        [*]
      1-800 Points of Presence located in Mexico                        [*]
      1-800 Points of Presence located in the Caribbean                 [*]

                                         Network Services
                                         Account No.
                                                    ---------------------------

ACCEPTED FOR CUSTOMER:                   ACCEPTED FOR COMPUSERVE
                                         INCORPORATED


Customer's Name: iPass Incorporated
                ---------------------
Signature: /s/ G. BRADFORD SOLSO         Signature:
          ---------------------------              ----------------------------
Name: G. Bradford Solso                  Name:
     --------------------------------         ---------------------------------
Title: VP & CFO                          Title:
      -------------------------------          --------------------------------
Date: 11/4/97                            Date:
     --------------------------------         ---------------------------------


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                                       1.

--------------------------------------------------------------------------------
COMPUSERVE NETWORK SERVICES AGREEMENT FOR MANAGED SERVICE PROVIDED (MSP)
--------------------------------------------------------------------------------

CompuServe Incorporated ("CompuServe") will furnish on a shared resource, as available basis and Customer will purchase CompuServe services under these terms and conditions.

1.    DESCRIPTION OF COMPUSERVE SERVICES

      1.1   MSP-DIAL

            MSP-Dial enables Customer validated remote users utilizing CompuServe, Customer of user provided IP client software to dial into a CompuServe PPP (Point to Point Protocol) Server and connect with the CompuServe provisioned Internet Gateway. MSP-Dial includes 7 day by 24 hour customer support for up to ten (10) identified Customer employees for questions about the CompuServe-provided services; Customer warrants it will not provide the CompuServe customer support phone number to any other customer employees or users of the CompuServe-provided services.

2.    TERM OF AGREEMENT

      The term is three (3) years and commences on (i) the first day of the month after Customer has been provided access to CompuServe services, or (ii) completion of any Implementation Program. This Agreement automatically renews on completion of the initial and subsequent terms at the then current rates and conditions for consecutive three (3) year terms unless terminated upon written notice to the other party at least one (1) month prior to the end of a term.

3.    RATES

      Customer shall be billed the rates associated with the Pricing Plan and software options elected by Customer.

      3.1   GUARANTEED MINIMUM NUMBER OF HOURS PER MONTH OPTIONS

            Customer will be billed the Rate per Hour associated with the option elected for all hours of traffic in a given moth according to the following table:

                 GUARANTEED MINIMUM NUMBER OF
                       HOURS PER MONTH                RATE PER HOUR
                 ----------------------------         -------------

                   A.  0-500,000                         [*]
                   B.  1,000,000                         [*]
                   C.  1,500,000                         [*]
                   D.  2,000,000                         [*]
                   E.  2,500,000                         [*]

      The Rate Per Hour applies to 300bps up to 57.Kbps, where available, asynchronous dial connections through a MSP-Dial network address. The MSP-Dial Rate per Hour includes all characters/packets that are transmitted and received during sessions through a MSP-Dial network address. Connect time is charged per second with a one minute per session.


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                                       2.

      For example, if Customer elects the 1,000,000 hour minimum, Customer shall be billed [*] per hour for all actual hours associated with the use of network addresses allocated for Customer's network addresses. If the actual hours associated with the use of host names allocated for Customer's network addresses are less than Customer's Guaranteed Minimum Number of Hours per Month, Customer will be billed for the Guaranteed Minimum Number of Hours per Month. Customer shall also be billed the following surcharges:

                                                                    SURCHARGE
      FOR ACCESS THAT ORIGINATES FROM:                              PER HOUR
      -------------------------------                               --------
      CompuServe Points of presence located in Europe                [*]
      CompuServe Points of presence located in Mexico                [*]
      CompuServe Points of presence located in Australia &
         New Zealand                                                 [*]
      CompuServe Points of presence located in Japan                 [*]
      1-800 Points of Presence located in the United States          [*]
      1-800 Points of Presence located in Canada                     [*]
      1-800 Points of Presence located in Mexico                     [*]
      1-800 Points of Presence located in the Caribbean              [*]

      3.2 During the initial three (3) year term CompuServe will not increase rates for any service unless (i) there is a court, legislative, FCC, or other regulatory agency reclassification of CompuServe's status as an Enhanced Service Provider, or other decision or action that results in an increase in CompuServe's cost to provide services, or (ii) a supplier of CompuServe imposes a rate increase; in such event, CompuServe reserves the right to pass through to Customer such an increase and any associated increase in CompuServe's cost to provide a service and CompuServe will provide Customer with as much notice as is reasonable under the circumstances but not less than two (2) months prior written notice. Within one (1) month of such notice, Customer may terminate this Agreement by written notice. This termination will take effect on the date of the proposed rate modification.

      3.3 Customer shall pay the sum of (i) the charges associated with the Rate per Hour (ii) charges associated with hourly surcharges, (iii) charges associated with CompuServe-provided software, and (iv) any national, federal, state, local or other area sales, use and other taxes however designated (including but not limited to value added tax), imposed on Customer's usage (exclusive of any taxes based upon CompuServe's income).

4.    PAYMENT

      Charges for services and supplies provided under this Agreement will normally be invoiced following the end of each month. Terms of payment on all charges are net, thirty (30) days at CompuServe's home office in U.S. dollars. If payment is not received within five (5) business days following written notice, CompuServe may suspend its performance under, or terminate, their Agreement.

5.    CUSTOMER RESPONSIBILITIES

      5.1 Customer is responsible for Customer-provided links and equipment (such as computers and modems) and telephone service required for access to CompuServe's services. Customer is responsible for, and CompuServe does not warrant, the compatibility of Customer-provided links, equipment, and software used in conjunction with CompuServe-provided services. Customer understands that CompuServe is unable to monitor or access the Customer-provided links and equipment; Customer agrees that the remedy contained in Paragraph 7.4 of this Agreement shall not apply to any problems associated with the Customer-provided links, equipment or software. Customer warrants the CompuServe services will be used solely to provide access to Customer's consumer ISP service which is defined as ...[customized for each Customer].

      5.2 Customer is responsible for the accuracy and adequacy of links, computer equipment, programs and data it furnished or transmits, for use of the output it obtains, for maintaining procedures external to the network system for reconstruction of lost data or programs and for satisfying its requirements for security and accuracy of system output. Reasonable precautions are taken to prevent loss, alteration, or improper access to Customer's data access links programs and data, but CompuServe does not guarantee accuracy or security.


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                                       3.

      5.3 Customer acknowledges and agrees that CompuServe is not responsible for, and does not control, the Internet or any information contained thereon. Access to the Internet is provided by CompuServe solely on an "as is" basis. CompuServe does not warrant, and does not warrant, and does not assume responsibility for, any consequences suffered by any person as a result of Internet access including, without limitation, those suffered by Customer and end-users as a result of accessing such Internet Information and content, such as the possibility of contracting computer viruses, accessing information with offensive, inaccurate or inappropriate content, etc. CompuServe shall not be responsible for any damages suffered by any person as a result of obtaining Internet access. Customer acknowledges and agrees that all users (including Customer and its end-users) must exercise their own due diligence before relying on any such information available on the Internet, and must determine that they have all necessary rights to copy, publish or otherwise distribution any such information available on the Internet under copyright and other applicable laws. Customer acknowledges and consents to the foregoing, and shall obtain the acknowledgment and consent to the foregoing of all users to which it provides access to the Internet. CompuServe and its subcontractors, and their licensers and suppliers, shall be express third-party beneficiaries of this provision.

6.    PERFORMANCE AND IMPROVEMENT

      CompuServe may make or permit changes in the CompuServe services provided under this Agreement. If CompuServe makes a change which has a material adverse effect on Customer's operations, Customer may terminate this Agreement after written notice which states with particularity the reason for termination, provided CompuServe does not cure or remedy this condition within one (1) month. All discoveries, improvements, adaptations, or developments relating to the services provided by CompuServe under this Agreement are and shall remain the exclusive property of CompuServe. If Customer can demonstrate that there has been a material degradation in the services provided by CompuServe and that this degradation has a material and adverse effect on Customer's operations, Customer may, as its sole remedy, terminate this Agreement, three (3) months after written notice is provided to CompuServe which states with particularity the reason for termination, provided CompuServe does not cure this condition within this three (3) month period.

7.    WARRANTIES, DISCLAIMERS, LIMITATIONS ON LIABILITY

      7.1 CompuServe will use reasonable care in providing services under this Agreement. Except for maintenance and periods of shut-down caused by equipment, system or power failure, or other causes beyond the reasonable control of CompuServe, the systems will be operational twenty-four (24) hours a day.

      7.2   [*]

      7.3 Upon the discovery of facts which reasonably indicate CompuServe has failed to perform its obligations under this Agreement, been neglect, or breached a legal duty, customer shall: (i) promptly notify CompuServe of such facts by telephone, and (ii) further notify CompuServe in writing within one (1) month of such discovery. The unreasonable failure to give the foregoing notices shall constitute an irrevocable waiver of all claims Customer has against CompuServe with respect to such incident and be an absolute bar to the institution of any actions based on such claims.

      7.4 If notification is given to CompuServe as required by paragraph 7.3, CompuServe will compensate Customer in an amount up to [*]. The remedy in this paragraph is Customer's sole and exclusive remedy and recovery.


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                                       4.

8.    THIRD PARTIES

      8.1 This Agreement is not assignable by either party without the other party's prior written consent which will not be unreasonably withheld: provided, a change in control or transfer of substantially all corporate or division assets shall not be considered an assignment under this provision. Customer may allow third parties to use the services provided by CompuServe to enable such third parties to access the data, information or services provided through or by Customer. Customer warrants it has sufficient rights to allow third parties to access the data, information, or services provided through or by Customer.

        8.2 Except to the extent the claims result from (a) the indemnified party's unauthorized or improper use of any confidential or proprietary information or violation of other third party rights or 9b) the indemnified party's negligence or breach of a legal or contractual duty: (i) CompuServe will indemnify and hold harmless Customer and its affiliates from all claims made by CompuServe's employees and suppliers, and (ii) Customer will indemnify and hold harmless CompuServe from [*]. "Claims" means all claims, causes of action, judgments, damages, costs or expenses, including without limitation, reasonable attorneys' fees and court costs, related to this Agreement or the services provided under it.

9.    CONFIDENTIAL INFORMATION

      9.1 "Confidential Information" is any information relating to the business of the disclosing party: (i) of which the receiving party becomes aware because of its performance of this Agreement; (ii) which is treated ad confidential by the disclosing party. Neither party may disclose or use any of the other party's Confidential Information, except to the extent necessary to perform or to exercise rights under this Agreement, or with the consent of the other party, which consent shall not be unreasonably withheld. Confidential Information remains the sole property of the original owner and the party shall exercise reasonable care to maintain its confidentiality. Each party shall use reasonable care to prevent its employees and agents from violating this restriction.

      9.2 Confidential Information includes but is not limited to: (i) information in any form, such as product developments, specifications, protocols, formulas, methods, techniques, concepts, plans, ideas, programs and documentation and business, marketing and financial information; (ii) the terms of this Agreement and all proposals and discussions relating to it, whether oral or reduced to writing; (iii) business information that is not generally disclosed to the public; (iv) information which has been specifically designated as being confidential or secret; (v) information that is deemed to be a trade secret, or have similar status; and (vi) copies, in any medium, of any of the above.

      9.3 Confidential Information does not include information that (i) is or becomes generally available to the public other than by unauthorized disclosure by the receiving party; (ii) was known in the receiving party at the time of disclosure from a source other than the disclosing party and this knowledge is shown in the receiving party's written records; (iii) is or becomes known to the receiving party, and the receiving party can show that it knows of no restriction on disclosure binding on the source; or (iv) is independently developed by the receiving party without using the disclosing party's Confidential Information. If a party is compelled to disclosed Confidential Information under the authority of a court or governmental agency, the compelled party shall promptly notify the other party. The other party shall have the opportunity to object to the compelled disclosure. To the extent that the other party secures a legally enforceable protective or equivalent order and delivers the order to the compelled party, the compelled party shall comply with the order.

10.   GENERAL

      10.1 Notwithstanding any acknowledgment, any provision or condition in any Customer purchase order, voucher or other memorandum, or CompuServe Invoice, which is in any way inconsistent with, or adds to, the provisions hereof is null and void.

      10.2 No modifications of this Agreement or waiver of any of its terms will be effective unless set forth in a written document signed by authorized representatives of Customer and CompuServe.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                                       5.

      10.3 The services provided under this Agreement are those currently available from CompuServe.

      10.4 If any term of this Agreement is held to be invalid, the remainder of the Agreement will remain in force. In such event, the parties shall use their good faith efforts to replace the invalid provision with a valid provision which tries to reach results comparable to those intended by the invalid provision.

      10.5 This Agreement shall be considered performed in Ohio and all questions regarding the validity, intention of meaning of this Agreement or any modifications of it will be construed and resolved under the laws and in the courts of Ohio.

      10.6 If a dispute arises which is not resolved by the personnel directly involved, the parties shall each designate an executive officer who has no direct operations responsibility for the subject matter of the dispute, and who is authorized to investigate, negotiate, and settle the dispute. If the disinterested officers are unable to settle the dispute within one (1) month (or an extended period if they so agree), the matter shall proceed to mediation with a mediator agreed upon by the parties from a list of mediators provided by the Center for Public Resources. The parties agree to participate in the mediation in good faith, its endeavor to complete it within two (2) months, and share equally the mediator's fees and expenses. Either party may file suit or seek temporary injunctive relief in court if in the judgment such action is necessary to avoid expiration of an applicable statute of limitations, or necessary to preserve the status quo or to prevent irreparable damage. The parties agree that such court actin will otherwise be delayed or postponed until those Dispute Resolution Procedures have been exhausted. Sections 7 and 8 of this Agreement are not waived or modified by those Dispute Resolution Procedures.

      10.7 This term service Agreement has been negotiated by the parties in order to meet the specialized needs and requirements of such party, CompuServe does not intend to act in the capacity of a common carrier in offering the enhanced services provided under this negotiated Agreement.

      10.8 Except for mutually agreed upon references, neither the Customer nor CompuServe shall present or permit any advertising or promotional material which makes references to the other's products or services, or trademark, logo or similar symbol, without prior written approval by the other party. Approval shall not be unreasonably withheld and must be communicated within a reasonable amount of time.

      10.9 The following paragraphs will survive the termination of this Agreement, regardless of the reason for termination: 4, 5, 6, 7, 8, 9, and 10.

      10.10 Each party shall conform to all applicable laws, government rules and regulations related to its performance of this Agreement and use of the services provided by CompuServe.

      10.11 This Agreement, is the entire and only agreement between the parties and supersedes all prior and contemporaneous oral or written proposals, negotiations, conversations and other communications between the parties upon which neither party is justified in relying. The terms and conditions of this Agreement shall apply upon execution of this Agreement.

11.   CUSTOMER ELECTIONS

      11.1  Pricing Plan election (check one):

                 X      No minimum hours per month
            -----------
                           500,000 hours per month
            -----------
                         1,000,000 hours per month
            -----------
                         1,500,000 hours per month
            -----------
                         2,000,000 hours per month
            -----------
                         2,500,000 hours per month
            -----------


                                       6.

      11.2  IP Addresses will be provided by (check one):

                         Customer
            -----------
                  x      CompuServe; quantity to be provided:
            -----------
                         to all user logins as well as servers we house there.

      11.3 Names of Customer Contacts authorized to Call CompuServe Network Client Support (list up to ten individual names; department names are not acceptable):

                  1. Beth Winslow
                     ------------------------------------------------
                  2. Grant Gunz
                     ------------------------------------------------
                  3. Jannot Ross
                     ------------------------------------------------
                  4. Jay Farhat
                     ------------------------------------------------
                  5. Michael Fischer
                     ------------------------------------------------
                  6. Mike Hart
                     ------------------------------------------------
                  7. Francis Anton
                     ------------------------------------------------
                  8. Tuan Bui
                     ------------------------------------------------
                  9. Raghavan Seshadri
                     ------------------------------------------------
                  10. Paul Chow
                     ------------------------------------------------

ACCEPTED FOR CUSTOMER:                   ACCEPTED FOR COMPUSERVE
                                         INCORPORATED


Customer's Name: /s/ GBS iPass Inc.
                ---------------------
Signature: /s/ G. BRADFORD SOLSO         Signature:
          ---------------------------              ----------------------------
Name: G. Bradford Solso                  Name:
     --------------------------------         ---------------------------------
Title: VP & CFO                          Title:
      -------------------------------          --------------------------------
Date: 11/4/97                            Date:
     --------------------------------         ---------------------------------



                                       7.